                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

     I, the undersigned, hereby constitute and appoint either JOSEPHINE S. TRUBEK and/or LOUIS L. MASSARO as my true and lawful agent and attorney-in-fact to act with full power and authority and in my name, place and stead as I, myself, could act for the sole purpose of executing the Form 10-K of Frontier Corporation for the year ended December 31, 1996, pursuant to Instruction D(2)(a) of the Form 10-K and in accordance with Regulation S-K Item 601(b)(24) of the Securities Act of 1933 and the Securities Exchange Act of 1934, and with full and unqualified authority to delegate such power to any person or persons as my attorney-in-fact shall select.

IN WITNESS WHEREOF, THIS INSTRUMENT HAS BEEN SIGNED AND DELIVERED BY THE UNDERSIGNED AS OF MARCH 21, 1997.


                             _____________________________
                             Patricia C. Barron

                             /s/  Ronald L. Bittner
                             _____________________________
                             Ronald L. Bittner

                             /s/ Raul E. Cesan
                             _____________________________
                             Raul E. Cesan

                             _____________________________
                             Brenda E. Edgerton

                             /s/ Jairo A. Estrada
                             _____________________________
                             Jairo A. Estrada

                             _____________________________
                             Daniel E. Gill

                             /s/ Michael E. Faherty
                             _____________________________
                             Michael E. Faherty

                             _____________________________
                             Alan C. Hasselwander

                             /s/ Robert J. Holland, Jr
                             _____________________________
                             Robert J. Holland, Jr.


                             /s/ Douglas H. McCorkindale
                             _____________________________
                             Douglas H. McCorkindale

                             /s/ Leo J. Thomas
                             _____________________________
                             Leo J. Thomas

                             _____________________________
                             Richard J. Uhl